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EXHIBIT 10.2

                                 FIRST AMENDMENT
                           TO ASSET PURCHASE AGREEMENT

         This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Amendment") is made and entered into as of December 19, 2003, by and among Guardian Technologies International, Inc., Difference Engines Corporation, Walter Ludwig and Victor T. Hamilton.

                                    RECITALS

         The parties have entered into a certain Asset Purchase Agreement, dated as of October 23, 2003 (the "Agreement"). In connection therewith, the parties wish to make an amendment to the terms of the Agreement. Capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement.

                                    AGREEMENT

         In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

         1. AMENDMENT TO SECTION 2.1 Section 2.1 of the Agreement is hereby amended by deleting the date "November ___, 2003" and replacing it with the date "December 19, 2003", such that Section 2.1 shall read in its entirety as follows:

                  2.1 DATE AND TIME OF CLOSING. Subject to satisfaction of the conditions to Closing set forth in Section 2.3 of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. (Eastern Standard Time) on December 19, 2003, at the offices of Babirak, Albert, Vangellow & Carr, P.C., 1828 L Street, N.W., Suite 1000, Washington, D.C. 20036, or at such other place and time thereafter as shall be mutually agreeable to the parties hereto (the "Closing Date").

         2. NO OTHER AMENDMENTS. Except for the amendment expressly set forth in
Section 1 of this Amendment, the Agreement shall remain unchanged and in full force and effect.

         3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware (without regard to the conflicts of law provisions thereof).

                            [SIGNATURE PAGE ATTACHED]

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Asset Purchase Agreement to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.


                                    By: /s/ Michael W. Trudnak
                                        -------------------------------------

                                    Print Name: Michael W. Trudnak
                                                ------------------

                                    Title: CEO
                                           ---


                                    DIFFERENCE ENGINES CORPORATION


                                    By: /s/ Walter Ludwig
                                        -------------------------------------

                                    Print Name: Walter Ludwig
                                                -------------

                                    Title: President
                                           ---------


                                    /s/ Walter Ludwig
                                    -----------------------------------------
                                    Walter Ludwig


                                    /s/ Victor T. Hamilton
                                    -----------------------------------------
                                    Victor T. Hamilton

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